UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2021

INTERPRIVATE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39204	84-3080757
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1350 Avenue of the Americas

New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	IPV.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	IPV	The New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	IPV WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 11, 2021, InterPrivate Acquisition Corp. (the “Company”) held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company, WLLY Merger Sub Corp., a Delaware corporation and newly formed, wholly-owned direct subsidiary of the Company (“Merger Sub”), and Aeva, Inc., a Delaware corporation (“Aeva”), as described in the proxy statement/prospectus/consent solicitation statement filed by the Company with the SEC on February 16, 2021 (the “Proxy Statement”). Present at the Special Meeting were holders of 19,439,803 shares of the Company’s common stock (the “Common Stock”) in person or by proxy, representing 62.597% of the voting power of the Common Stock as of January 25, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 31,055,500 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals (on a non-binding advisory basis), the election of each director nominee pursuant to the Election of Directors Proposal, the Incentive Award Plan Proposal, and the NYSE Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal, Governance Proposals, Incentive Award Plan Proposal, NYSE Proposal and Adjournment Proposal required the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of the then outstanding shares of Common Stock present and entitled to vote at the Special Meeting. The approval of the Charter Amendment Proposal required the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of all then outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. The approval of the election of each director nominee pursuant to the Election of Directors Proposal required the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock entitled to vote and actually cast thereon at the Special Meeting. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals, the election of each director nominee pursuant to the Election of Directors Proposal, the Incentive Award Plan Proposal, and the NYSE Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals, the election of each director nominee pursuant to the Election of Directors Proposal, the Incentive Award Plan Proposal, and the NYSE Proposal:

Business Combination Proposal

The proposal to adopt the Business Combination Agreement, dated as of November 2, 2020 (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, Aeva and Merger Sub, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Aeva, with Aeva surviving the merger and becoming a wholly-owned direct subsidiary of the Company, was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
19,363,249	66,460	10,094

Charter Amendment Proposal

The proposal to adopt the proposed second amended and restated certificate of incorporation of the Company attached as Annex B to the Proxy Statement was approved. The voting results of the shares of the Common Stock were as follows:

To adopt the proposed second amended and restated certificate of incorporation of the Company attached as Annex B to the Proxy Statement:

For	Against	Abstentions
19,342,011	71,031	26,761

Governance Proposal

The following governance sub-proposals were approved on a non-binding advisory basis. The voting results of the shares of the Common Stock for each of the sub-proposals were as follows:

(a)	To change the Company’s name to “Aeva Technologies, Inc.” and remove certain provisions related to the Company’s status as a special purpose acquisition company that will no longer be relevant following the closing of the Business Combination:

For	Against	Abstentions
19,363,386	66,602	9,815

(b)	To increase the number of shares of (a) Common Stock the Company is authorized to issue from 50,000,000 shares to 422,000,000 shares and (b) preferred stock the Company is authorized to issue from 1,000,000 shares to 10,000,000 shares:

For	Against	Abstentions
16,016,872	3,356,564	66,367

(c)	To approve an amendment to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the bylaws of the post-combination company:

For	Against	Abstentions
17,130,171	2,265,753	43,879

(d)	To approve an amendment to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office:

For	Against	Abstentions
17,065,832	2,331,177	42,794

(e)	To approve an amendment to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to amend or repeal certain provisions of the proposed charter:

For	Against	Abstentions
17,127,228	2,263,863	48,712

(f)	To remove the provision renouncing the corporate opportunity doctrine:

For	Against	Abstentions
19,218,317	130,584	90,902

(g)	To approve an amendment to require that special meetings of stockholders may only be called by the board of directors, the chairperson of the board of directors or the chief executive officer and not by stockholders, subject to any special rights of the holders of preferred stock:

For	Against	Abstentions
16,048,752	3,340,700	50,351

(h)	To modify the forum selection provision to designate the U.S. federal district courts as the exclusive forum for claims arising under the Securities Act rather than providing for concurrent jurisdiction in the Court of Chancery and the federal district court for the District of Delaware for claims arising under the Securities Act:

For	Against	Abstentions
18,294,366	1,096,122	49,315

Election of Directors Proposal

The election of each director nominee pursuant to the Election of Directors Proposal was approved. The voting results of the shares of the Common Stock for the director nominees were as follows:

Class I Director:

Ahmed M. Fattouh

For	Withheld
18,354,770	1,085,033

Class II Directors:

Shahin Farshchi

For	Withheld
17,659,690	1,780,113

Hrach Simonian

For	Withheld
19,174,913	264,890

Class III Directors:

Soroush Salehian Dardashti

For	Withheld
19,174,350	265,453

Mina Rezk

For	Withheld
19,173,725	266,078

Incentive Award Plan Proposal

The proposal to approve and adopt the incentive award plan established to be effective after the closing of the Business Combination was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
19,054,241	340,372	45,190

NYSE Proposal

The proposal to issue Common Stock to the Aeva stockholders in the Business Combination and to the investors in the private placements to be consummated concurrently with the closing of the Business Combination was approved. The voting results of the shares of the Common Stock were as follows:

To:

For	Against	Abstentions
19,290,281	123,431	26,091

Item 7.01. Regulation FD Disclosure.

The Company, Merger Sub and Aeva expect the Business Combination and related transactions to close on March 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE ACQUISITION CORP.

Date: March 11, 2021	By:	/s/ Brandon Bentley
		Name:	Brandon Bentley
		Title:	General Counsel

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